SYNTHEMED, INC.
STOCK OPTION AGREEMENT
UNDER THE 2006 STOCK OPTION PLAN

(Incentive Stock Option)

NOTE TO GRANTEE: SEE SECTION 13 REGARDING LACK OF ISO TREATMENT FOR CERTAIN POST-TERMINATION EXERCISES.

AGREEMENT entered into as of the date set forth on the signature page hereto by and between SyntheMed, Inc., a Delaware corporation, with a business address of 200 Middlesex Essex Turnpike, Iselin, New Jersey 08830, together with its subsidiaries, if any, the "Company"), and the undersigned (the "Grantee").

WHEREAS, the Company desires to grant to the Grantee an incentive stock option under the Company’s 2006 Stock Option Plan (the “2006 Plan”) to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

WHEREAS, the 2006 Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Grantee hereby agree as follows:

1.    Grant of Option.

The Company hereby grants to the Grantee an incentive stock option (the "Option") under the 2006 Plan to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option is intended to be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.    Purchase Price.

The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

3.    Time of Vesting and Exercise of Option.

Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Grantee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

4.    Term; Extent of Exercisability.

The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agree-ment (the "Expiration Date"), subject to earlier termination as herein provided.

(a)    Termination Without Cause. In the event the Grantee’s employment or service is terminated by the Company for any reason other than “disability”, death or for “cause” (collectively, a “Termination without cause”), the Option shall become one hundred percent vested and fully exercisable immediately, and shall terminate on the earlier to occur of (i) the first anniversary of the date on which the Grantee’s employment or service is terminated by the Company, or second anniversary thereof in the case of such termination during the first year of the Option’s term, and (ii) the the date of expiration of the Option term.

(b)    Termination For Cause. In the event the Grantee’s employment or service is terminated by the Company for “cause”, the Option shall terminate as of the date the Grantee’s employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of the Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

(c)    Termination Due to Disability. In the event the Grantee’s employment or service is terminated by the Company on account of Grantee’s “disability”, the Option shall become one hundred percent vested and fully exercisable by the Grantee immediately, and shall terminate on the earlier to occur of the first anniversary thereof or the date of expiration of the Option term.

(d)    Termination Due to Death. If the Grantee dies while employed by or providing service to the Company, the Option shall become one hundred percent vested and fully exercisable by the Grantee immediately, and shall terminate on the later to occur of the first anniversary thereof or six months after the probate of the Grantee’s estate, but in any event no later than the date of expiration of the Option Term.

(e)    Voluntary Termination. In the event the Grantee terminates his or her employment with or services to the Company at his or her own volition, the Option shall, unless the Committee determines otherwise, terminate on the expiration of six (6) months after the date on which the Grantee’s employment with or service to the Company is terminated, or one (1) year in the case of termination of employment or services during the first year of the Option term, but in no event later than the date of expiration of the Option term. Any portion of the Option that is not exercisable as of the date on which the Grantee’s employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

(f)    Termination Without Cause Upon a Change of Control. Notwithstanding the provisions of Section 4(a) above, if the Grantee’s employment or service is terminated by the Company on account of a “termination without cause” during the one year period following a Change of Control, as such term is defined in the 2006 Plan, the Option shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee’s employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.

(g)	For purposes of this Section 4:

(i)    The term “Company” shall mean the Company and its parent and subsidiary corporations, or any successor thereto.

(ii)    The term “disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code.

(iii)    The term “termination for cause” shall mean, except to the extent specified otherwise by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. If this clause (iii) conflicts with the definition of “Cause” or “termination for cause” (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

5.    Manner of Exercise of Option.

(a)    To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exer-cised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the 2006 Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

(b)    The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

6.    Non-Transferability.

During the Grantee’s lifetime, the Option shall only be exercisable by the Grantee.The Option is not transferable by the Grantee except (i) by will, (ii) by the laws of descent and distribution or (iii) as otherwise permitted under Rule 421-1(b)(2) promulgated under the Code (or any successor rule) and approved by the Committee. If the Grantee dies prior to termination of the Option, any person designated by the Grantee to exercise the Option or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise the Grantee’s rights under the Option. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option.

7.    Representation Letter and Investment Legend.

In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

8.	Adjustments on Changes in Capitalization.

Adjustments on changes in capitalization and the like shall be made in accordance with the 2006 Plan.

9.    No Special Employment Rights.

Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Grantee for the period within which this Option may be exercised or otherwise. However, during the period of the Grantee's employment, the Grantee shall render diligently and faithfully the services which are assigned to the Grantee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indi-rectly would be inconsistent with the best interests of the Company.

10.    Rights as a Stockholder.

The Grantee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Grantee.

11.    Notice of Disqualifying Disposition.

If the Grantee sells or otherwise disposes of any of the Shares acquired pursuant to the exercise of the Option on or before the later of (i) the date that is two years after the date of grant of the Option, and (ii) the date that is one (1) year after the transfer of the Shares to the Grantee upon exercise of the Option, the Grantee shall promptly make the information regarding such disposition available to the Company.

12.    Withholding of Taxes.

The Company shall be entitled to refrain form issuing any Shares upon exercise of the Option until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid with respect thereto at the minimum statutory rate. The Company shall have the right to take such action as may be necessary or appropriate to satisfy any such tax obligations including, without limitation, deducting the same from any other remuneration owing to the Grantee. The Company may, in its sole discretion and in accordance with procedures it may establish, permit the Grantee to satisfy any such tax obligation through election to withhold Shares purchased upon exercise of the Option or by delivery to the Company of already owned shares of Common Stock. The Grantee acknowledges that if he or she is subject to Section 16 of the Securities Exchange Act of 1934, payment of taxes in such manner may be deemed under Section 16 to be non-exempt “sales” of the shares so withheld or delivered unless approved in advance by the Board of Directors or by the Committee.

13.    No Guarantee of Tax Consequences; Lack of ISO treatment for Certain Exercises.

The Company makes no representation, commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for the benefits under the Option. Under Federal income tax rules in effect on the grant date, the exercise of incentive stock options will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the grantor company or a subsidiary during the period beginning on the date of grant and ending on the date three months prior to the date of exercise (or one year prior to the date of exercise if the grantee is deceased or disabled). Under certain circumstances, this Option permits exercise for limited periods of time after such three-month period. If the Option is exercised after such three-month period, it will not be considered an incentive stock option and the exercise will generally result in recognition of taxable income. The Grantee is advised to obtain tax advice regarding the exercise of the Option and sale of the underlying stock.

14.    2006 Plan.

The Option is granted pursuant to the 2006 Plan and the Option and this Agreement are subject to the provisions of the 2006 Plan, which is hereby incorporated herein and is made a part hereof. By execution of this Agreement, the Grantee agrees to be bound by all of the terms, provisions, conditions and limitations of the 2006 Plan as implemented by the Option and this Agreement, together with all rules and determinations from time to time issued by the Board of Directors or Committee pursuant to the 2006 Plan.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be exe-cuted, and the Grantee has hereunto set his or her hand, all as of the day of .

SYNTHEMED, INC.

By:

Title:

GRANTEE

Print Name:

Sign Name:

Address:

Social Security Number:

OPTION INFORMATION

Total Number of Shares Underlying Option:
Purchase Price Per Share:

VESTING & EXPIRATION SCHEDULE

Vesting Date	Number of Shares	Expiration Date

EXHIBIT 1
TO STOCK OPTION AGREEMENT

Gentlemen:

In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of SyntheMed, Inc. (the "Company"), I hereby acknowl-edge that I have been informed as follows:

1.    The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently regis-tered under the Securities Act, or an exemption from such registration is available.

2.    Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemp-tion under the Securities Act will be required.

3.    The availability of Rule 144 is dependent upon adequate current public infor-mation with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration state-ment covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquir-ing the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates represent-ing the Shares.

Very truly yours,

Dated: _____________

SYNTHEMED, INC.
STOCK OPTION AGREEMENT
UNDER THE 2006 STOCK OPTION PLAN

(Non-Qualified Stock Option)

AGREEMENT entered into as of the date set forth on the signature page hereto by and between SyntheMed, Inc., a Delaware corporation, with a business address of PO Box 219, Little Silver, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Grantee").

WHEREAS, the Company desires to grant to the Grantee a non-qualified stock option under the Company’s 2006 Stock Option Plan (the “2006 Plan”) to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

WHEREAS, the 2006 Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Grantee hereby agree as follows:

1.    Grant of Option.

The Company hereby grants to the Grantee a non-qualified stock option (the "Option") under the 2006 Plan to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth. The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.    Purchase Price.

The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

3.    Time of Vesting and Exercise of Option.

Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement. To the extent the Option (or any portion thereof) is not exercised by the Grantee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

4.    Term; Extent of Exercisability.

The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agree-ment (the "Expiration Date"), subject to earlier termination as herein provided.

(a)    Termination Without Cause. In the event the Grantee’s employment or service is terminated by the Company for any reason other than “disability”, death or for “cause” (collectively, a “Termination without cause”), the Option shall become one hundred percent vested and fully exercisable immediately, and shall terminate on the earlier to occur of (i) the first anniversary of the date on which the Grantee’s employment or service is terminated by the Company, or second anniversary thereof in the case of such termination during the first year of the Option’s term, and (ii) the date of expiration of the Option term.

(b)    Termination For Cause. In the event the Grantee’s employment or service is terminated by the Company for “cause”, the Option shall terminate as of the date the Grantee’s employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of the Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

(c)    Termination Due to Disability. In the event the Grantee’s employment or service is terminated by the Company on account of Grantee’s “disability”, the Option shall become one hundred percent vested and fully exercisable by the Grantee immediately, and shall terminate on the earlier to occur of the first anniversary thereof or the date of expiration of the Option term.

(d)    Termination Due to Death. In the event of the death of the Grantee, the Option shall become one hundred percent vested and fully exercisable by the Grantee immediately, and shall terminate on the earlier to occur of the first anniversary thereof or six months after the probate of the Grantee’s estate, but in any event no later than the date of expiration of the Option term.

(e)    Voluntary Termination. In the event the Grantee terminates his or her employment with or services to the Company at his or her own volition, the Option shall, unless the Committee determines otherwise, terminate on the expiration of six (6) months after the date on which the Grantee’s employment with or service to the Company is terminated, or one (1) year in the case of termination of employment or services during the first year of the Option term, but in no event later than the date of expiration of the Option term. Any portion of the Option that is not exercisable as of the date on which the Grantee’s employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

(f)    Termination Without Cause Upon a Change of Control. Notwithstanding the provisions of Section 4(a) above, if the Grantee’s employment or service is terminated by the Company on account of a “termination without cause” during the one year period following a Change of Control, as such term is defined in the 2006 Plan, the Option shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee’s employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.

(g)    For purposes of this Section 4:

(i)    The term “Company” shall mean the Company and its parent and subsidiary corporations, or any successor thereto.

(ii)    The term “disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code.

(iii)    The term “termination for cause” shall mean, except to the extent specified otherwise by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. If this clause (iii) conflicts with the definition of “Cause” or “termination for cause” (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

5.    Manner of Exercise of Option.

(a)    To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exer-cised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be made in accordance with the terms of the 2006 Plan. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

(b)    The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

6.    Non-Transferability.

Except as provided below, only the Grantee or his or her authorized representative may exercise rights under the Option. The Grantee may not transfer the Option except (i) by will, (ii) by the laws of descent and distribution, (iii) to the Company (as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee. If the Grantee dies prior to termination of the Option, any person designated by the Grantee to exercise the Option or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise the Grantee’s rights under the Option. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option.

7.    Representation Letter and Investment Legend.

In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

8.	Adjustments on Changes in Capitalization.

Adjustments on changes in capitalization and the like shall be made in accordance with the 2006 Plan.

9.    No Special Employment Rights.

The provisions of this Section 9 are applicable only to Grantees who are employ-ees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Grantee for the period within which this Option may be exercised. However, during the period of the Grantee's employment, the Grantee shall render diligently and faithfully the services which are assigned to the Grantee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indi-rectly would be inconsistent with the best interests of the Company.

10.    Rights as a Stockholder.

The Grantee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Grantee.

11.    Withholding Taxes.

The Company shall be entitled to refrain form issuing any Shares upon exercise of the Option until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid with respect thereto at the minimum statutory rate. The Company shall have the right to take such action as may be necessary or appropriate to satisfy any such tax obligations including, without limitation, deducting the same from any other remuneration owing to the Grantee. The Company may, in its sole discretion and in accordance with procedures it may establish, permit the Grantee to satisfy any such tax obligation through election to withhold Shares purchased upon exercise of the Option or by delivery to the Company of already owned shares of Common Stock. The Grantee acknowledges that if he or she is subject to Section 16 of the Securities Exchange Act of 1934, payment of taxes in such manner may be deemed under Section 16 to be non-exempt “sales” of the shares so withheld or delivered unless approved in advance by the Board of Directors or by the Committee.

12.    No Guarantee of Tax Consequences.

 The Company makes no representation, commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for the benefits under the Option.

13.    2006 Plan.

The Option is granted pursuant to the 2006 Plan and the Option and this Agreement are subject to the provisions of the 2006 Plan, which is hereby incorporated herein and is made a part hereof. By execution of this Agreement, the Grantee agrees to be bound by all of the terms, provisions, conditions and limitations of the 2006 Plan as implemented by the Option and this Agreement, together with all rules and determinations from time to time issued by the Board of Directors or Committee pursuant to the 2006 Plan.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be exe-cuted, and the Grantee has hereunto set his or her hand, all as of _______________10th day of May, 2006.

SYNTHEMED, INC.

By:

Title: President and CEO

GRANTEE

Print Name:

Sign Name:

Address:

Social Security Number:

OPTION INFORMATION

Total Number of Shares Underlying Option:
Purchase Price Per Share:

VESTING & EXPIRATION SCHEDULE

Vesting Date	Number of Shares	Expiration Date

EXHIBIT 1
TO STOCK OPTION AGREEMENT

Gentlemen:

In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of SyntheMed, Inc. (the "Company"), I hereby acknowl-edge that I have been informed as follows:

1.    The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently regis-tered under the Securities Act, or an exemption from such registration is available.

2.    Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemp-tion under the Securities Act will be required.

3.    The availability of Rule 144 is dependent upon adequate current public infor-mation with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration state-ment covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquir-ing the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates represent-ing the Shares.

Very truly yours,

Dated: _____________